UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 15, 2004
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      1-31565                  06-1377322
----------------------------     ----------------------        ------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (516) 683-4100
                                                            ---------------





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                           CURRENT REPORT ON FORM 8-K



Item 1.  Changes in Control of Registrant

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets

                  Not applicable.

Item 3.  Bankruptcy or Receivership

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.  Other Events and Regulation FD Disclosure

          On January 15, 2004, New York Community Bancorp, Inc. (the "Company"), a Delaware corporation, declared a four-for-three stock split in the form of a 33-1/3% stock dividend, payable on February 17, 2004 to shareholders of record as of February 2, 2004. Cash in lieu of fractional shares will be based on the average of the high and low trading price on the record date, as adjusted for the stock split.

Item 6.  Resignations of Registrant's Directors

                  Not applicable.

Item 7.  Financial Statements and Exhibits

          (a)  No financial statements of businesses acquired are required.

          (b)  No pro forma financial information is required.

          (c) Attached as exhibit 99.1 is the Company's January 15, 2004 press release announcing the four-for-three stock split in the form of a 33-1/3% stock dividend.

Item 8.   Change in Fiscal Year

                  Not applicable.

Item 9.   Regulation FD Disclosure

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision to the Code of Ethics

                  Not applicable.

Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
          Plans

                  Not applicable.

Item 12. Results of Operations and Financial Condition

                  Not applicable.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 15, 2004                         NEW YORK COMMUNITY BANCORP, INC.
----------------                         --------------------------------
        Date

                                         /s/ Joseph R. Ficalora
                                         ------------------------------------
                                         Joseph R. Ficalora
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX



99.1     Press release dated January 15, 2004.